EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 130,459,985
Monthly Profit (Loss):	$ (12,986,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	November 14, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 134,147

Cost of sales	119,249
Gross profit	14,898

Selling and administrative expenses
Selling expense	3,588
Warehousing and shipping	5,588
Advertising	463
Division administrative expense	831
MIS expense	425
Corporate administrative expense	1,052
Total selling and administrative expense	11,947

Restructuring and impairment charge	967
Goodwill impairment charge	-

Profit / (loss) from operations	1,984

Interest expense
Interest expense - outside	5,579
Capitalized interest expense	-
Interest expense - intercompany	74
Interest income	2
Interest income - intercompany	-
Net interest expense	5,651

Other expense
Miscellaneous	1,684
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	5,384

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	(4)
Total other income	(4)
Net other expense	5,388

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(9,055)

Chapter 11 reorganization expenses	8,508

Income taxes (benefit)	(4,577)

Income (loss) before extraordinary item	(12,986)

Extraordinary item - net of taxes	-

Net income (loss)	$ (12,986)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	107,133
Accounts receivable, net	256,436	Second Lien Facility	165,000
Total inventories	372,435	Accrued interest payable	5,777
Prepaid & other current assets	41,147	Accounts payable - trade	67,639
Total current assets	670,018	Accounts payable - intercompany	135,480
		Other payables and accrued liabilities	90,281
		Deferred income taxes	111,951
		Pension and other liabilities	150,702
Total investments & other assets	135,939	Total liabilities not subject to compromise	1,278,963

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	642,003	Deferred financing fees	(7,793)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	34,440
		Other payables and accrued liabilities	9,741
		Pension and other liabilities	18,119
		Total liabilities subject to compromise	1,090,637

		Total Liabilities	2,369,600

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(702,708)
		Minimum pension liability adjustment	(96,475)
		Other adjustments	2,721
		Unearned compensation	(1)
		Total Shareholders' Equity (Deficit)	(921,640)
TOTAL ASSETS	$ 1,447,960	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,447,960

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (12,986)
Restructuring	846
Equity adjustments	1,403
Non-cash items
Depreciation and amortization expense	3,617
Working Capital Changes
Decrease / (increase) -- accounts receivable	(3,016)
Decrease / (increase) -- inventories	(1,456)
Decrease / (increase) -- other current assets	(313)
Decrease / (increase) -- other noncurrent assets	1,620
Increase (decrease) -- accounts payable (trade)	5,311
Increase (decrease) -- accounts payable (intercompany)	5,779
Increase (decrease) -- accrued liabilities	13,537
Increase (decrease) -- accrued interest payable	5,430
Increase (decrease) -- pension and other liabilities	(407)
Increase (decrease) -- deferred federal income tax	(645)
Total Cash Flows from Operations	$ 18,720

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,143)
Net proceeds from sale of assets	16
Total Cash Flows from Investing	$ (1,127)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	(17,593)
Total Cash Flows from Financing	$ (17,593)

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 32,696,899
Federal
Payroll taxes withheld	5,557,690
		1,334,264	9/4/2003
		1,673,976	9/11/2003
Employer payroll tax contributions incurred	2,339,305	1,006,301	9/12/2003
		1,427,009	9/18/2003
		1,431,147	9/25/2003
		1,013,163	9/30/2003
Total Federal Taxes (1)	$ 7,896,995	$ 7,885,860
State and Local
Payroll taxes withheld
Alabama SIT	436,257	421,111	9/12/2003
Arkansas SIT	776	1,641	9/11/2003
California SIT	1,657	2,656	9/30/2003
Georgia SIT	112,374	173,591	9/12/2003
Illinois SIT	570	856	9/30/2003
Indiana SIT	11,120	14,900	9/11/2003
Louisiana SIT	6,368	-
Maine SIT	48,343	62,745	9/30/2003
Minnesota SIT	1,460	2,215	9/30/2003
Missouri SIT	424	1,305	9/11/2003
New York SIT	60,570	59,670	9/17/2003
North Carolina SIT	356,886	355,926	9/24/2003
Pennsylvania SIT	1	142	9/11/2003
Rhode Island SIT	33	134	9/11/2003
South Carolina SIT	247,778	247,778	9/24/2003
Virginia SIT	45,056	46,482	9/24/2003
Delaware Co IN	401	-
Hamilton Co IN	99	-
Henry Co IN	1,287	-
Johnson Co IN	47	-
Madison Co IN	1,152	-
Marion Co IN	34	-
Washington Co IN	67	-
Randolph Co IN	107	-
Yonkers NY	10	-
New York City	16,818	-
Opelika AL	6,711	-
Total Payroll taxes	1,356,406	1,391,152

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	10,253	-
Florida SUTA	2,853	-
Georgia SUTA	65	-
Indiana SUTA	495	-
Louisiana SUTA	549	-
Maine SUTA	2,515	-
Minnesota SUTA	-	-
Nevada SUTA	8,050	-
New York SUTA	2,230	-
North Carolina SUTA	75,360	-
South Carolina SUTA	9,581	-
Virginia SUTA	795	-
Washington SUTA	108	-
Total Employer payroll tax contributions	112,854	-

Gross taxable amount for sales and use	4,644,863
Sales & Use taxes collected	192,921
Abbeville, AL		2,502	9/22/2003
Alabama City/County (Greenville & Butler County)		2,266	9/22/2003
Alabama Regulation A		10,746	9/22/2003
Alabama Sales		3,084	9/22/2003
Alabama Use		38,114	9/22/2003
Alatax (Opelika, Valley, Chambers Co, Henry Co, Lee Co)		17,915	9/22/2003
Florida		7,000	9/22/2003
Georgia		49,924	9/22/2003
Indiana (Middletown)		908	9/30/2003
Louisiana		227	9/22/2003
New York		6,353	9/22/2003
North Carolina		15,566	9/10/2003
North Carolina		17,598	9/25/2003
Red River Parish, Louisiana		282	9/22/2003
South Carolina		19,279	9/22/2003
Virginia Use		1,123	9/22/2003
Washington		34	9/23/2003
Total Sales & Use taxes paid		192,921
Property taxes
Other taxes		71,774
Total State and Local (1)	1,662,181	1,655,847
Total Taxes	$ 9,559,176	$ 9,541,707

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 3,422,860
Monthly Profit (Loss):	$ 4,406,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 14, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 10,146

Cost of sales	6,719
Gross profit	3,427

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	213
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	386

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	3,041

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	168
Net interest expense	(168)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,766
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,766
Net other expense	(3,576)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	6,785

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,379

Income (loss) before extraordinary item	4,406

Extraordinary item - net of taxes	-

Net income (loss)	$ 4,406

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2003 to September 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 93	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - net	(135)	Long-term debt classified as current	-
Total inventories	10,666	Accrued interest payable	-
Prepaid & other current assets	(373)	Accounts payable - trade	570
Total current assets	10,251	Accounts payable - intercompany	7,949
		Other payables and accrued liabilities	10,081
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	18,600

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,413	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,469
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,469

		Total Liabilities	20,069

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	56,087
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	126,647
TOTAL ASSETS	$ 146,716	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 146,716

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 4,406
Non-cash items
Depreciation and amortization expense	86
Working Capital Changes
Decrease / (increase) -- accounts receivable	(7)
Decrease / (increase) -- inventories	2,311
Decrease / (increase) -- other current assets	175
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	77
Increase (decrease) -- accounts payable (intercompany)	(4,774)
Increase (decrease) -- accrued liabilities	(2,160)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 114

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(51)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (51)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 30
Change in Cash	63
Ending Cash Balance	$ 93

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 500
Federal
Payroll taxes withheld	-
Employer payroll tax contributions incurred		42	9/2/2003
Total Federal Taxes (1)	$ -	42
State and Local
Payroll taxes withheld
Employer payroll tax contributions incurred
Nevada		$ 15	9/2/2003

Gross taxable sales	92,552
Sales & Use taxes collected	4,628
Maine		4,628	9/15/2003
Property taxes		1,169
Other taxes
Total State and Local (1)	4,628	5,812
Total Taxes	$ 4,628	5,854

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 14, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2003 to September 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - cutomers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes	-
State and Local	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local	-
Total Taxes	$ -	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 2,056
Monthly Profit (Loss):	$ 158,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 14, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	3

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	56
Net interest expense	(56)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	243

Chapter 11 reorganization expenses	-

Income taxes (benefit)	85

Income (loss) before extraordinary item	158

Extraordinary item - net of taxes	-

Net income (loss)	$ 158

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2003 to September 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 23	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - cutomers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	14,557	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	14,580	Other payables and accrued liabilities	171
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	171

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	171

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	14,407
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	14,409
TOTAL ASSETS	$ 14,580	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 14,580

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 158
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	17
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(178)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (3)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	26
Change in Cash	(3)
Ending Cash Balance	$ 23

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 500
Federal
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-	42	9/2/2003
Total Federal Taxes (1)	-	42
State and Local
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-	$ 15	9/2/2003
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local (1)	-	15
Total Taxes	$ -	57

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 5,023,607
Monthly Profit (Loss):	$ (373,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	November 14, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 6,586

Cost of sales	3,670
Gross profit	2,916

Selling and administrative expenses
Selling expense	2,435
Warehousing and shipping	193
Advertising	228
Division administrative expense	271
MIS expense	55
Corporate administrative expense	134
Total selling and administrative expense	3,316

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(400)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	172
Interest income	-
Interest income - intercompany	-
Net interest expense	172

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(572)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(199)

Income (loss) before extraordinary item	(373)

Extraordinary item - net of taxes	-

Net income (loss)	$ (373)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,314	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	143	Long-term debt classified as current	-
Accounts receivable - intercompany	1,478	Accrued interest payable	-
Total inventories	24,976	Accounts payable - trade	713
Prepaid & other current assets	801	Accounts payable - intercompany	-
Total current assets	28,712	Other payables and accrued liabilities	6,219
		Deferred income taxes	-
		Pension and other liabilities	14
Total investments & other assets	-	Total liabilities not subject to compromise	6,946

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,620	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,758
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,758

		Total Liabilities	8,704

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,672
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,628
TOTAL ASSETS	$ 32,332	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 32,332

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (373)
Non-cash items
Depreciation and amortization expense	104
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(13)
Decrease / (increase) -- accounts receivable (intercompany)	(1,244)
Decrease / (increase) -- inventories	(1,528)
Decrease / (increase) -- other current assets	268
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(210)
Increase (decrease) -- accounts payable (intercompany)	251
Increase (decrease) -- accrued liabilities	451
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (2,294)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	3,608
Change in Cash	(2,294)
Ending Cash Balance	$ 1,314

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$1,078,594
Federal
Payroll taxes withheld	180,231
		96,831	9/3/2003
		26,735	9/10/2003
Employer payroll tax contributions incurred	80,570	105,894	9/12/2003
		23,830	9/24/2003
Total Federal Taxes (1)	$ 260,801	$ 253,290
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,959	3,720	9/12/2003
Arizona SIT	226	297	9/24/2003
California SIT	1,040	1,540	9/17/2003
Connecticut	312	304	9/24/2003
Delaware SIT	311	197	9/12/2003
Georgia SIT	11,745	11,625	9/11/2003
Kansas SIT	336	346	9/11/2003
Massachusetts SIT	783	771	9/3/2003
Minnesota SIT	1,899	1,956	9/24/2003
Missouri SIT	454	-
Michigan SIT	1,244	1,202	9/11/2003
New Jersey SIT	260	-
New York SIT	1,299	1,231	9/3/2003
North Carolina SIT	1,979	2,008	9/24/2003
Ohio SIT	363	525	9/11/2003
Oregon SIT	961	951	9/24/2003
Pennsylvania SIT	3	518	9/17/2003
South Carolina SIT	1,510	1,539	9/24/2003
Utah SIT	929	844	9/11/2003
Virginia SIT	1,759	1,411	9/17/2003
Wisconsin SIT	903	637	9/17/2003
Jefferson Co AL	84	74	9/11/2003
Wilmington DE	136	131	9/11/2003
Aurora OH	198	346	9/11/2003
Bessemer AL	168	-
Lancaster PA	127	-
Total Payroll taxes	32,988	32,173
Amount of employer payroll tax contributions incurred
Alabama SUTA	114	-
Arizona SUTA	1	-
California SUTA	176	-
Connecticut SUTA	174	-
Delaware SUTA	33	-
Florida SUTA	60	-
Georgia SUTA	11	-
Kansas SUTA	-	-
Massachusetts SUTA	45	-
Minnesota SUTA	183	-
Missouri SUTA	44	-
Michigan SUTA	310	-
New Jersey SUTA	317	-
New York SUTA	158	-
North Carolina SUTA	86	-
Ohio SUTA	-	-
Oregon SUTA	138	-
Pennsylvania SUTA	60	-
South Carolina SUTA	110	-
Tennessee SUTA	-	-
Texas SUTA	275	-
Utah SUTA	79	-
Virginia SUTA	53	-
Wisconsin SUTA	20	-
Total Employer payroll tax contributions	2,447	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2003 to September 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	8,058,373
Sales & Use taxes collected	537,447
Alabama City/County(Foley)		4,327	9/22/2003
Alabama Sales		21,086	9/22/2003
Alabama Use		0	9/22/2003
Alatax (Bessemer, Boaz, Valley, Chambers Co, Marshall Co)		13,737	9/22/2003
Arizona		4,402	9/22/2003
Baldwin County Alabama		8,665	9/22/2003
California		41,743	9/24/2003
Connecticut		13,698	9/2/2003
Connecticut		12,244	9/30/2003
Florida		48,788	9/22/2003
Georgia		64,945	9/22/2003
Jefferson County Alabama		563	9/22/2003
Kansas Sales		921	9/25/2003
Kansas Seller's Use		5	9/25/2003
Massachusetts		10,180	9/22/2003
Michigan		19,055	9/15/2003
Minnesota		16,255	9/22/2003
Missouri Sales		3,632	9/22/2003
Missouri Use		49	9/22/2003
New Jersey		13,204	9/22/2003
New York		42,583	9/25/2003
North Carolina		13,364	9/10/2003
North Carolina		10,939	9/25/2003
Ohio Seller's Use, Cons Use		39	9/16/2003
Pennsylvania		9,758	9/22/2003
South Carolina		16,291	9/22/2003
Tennessee (P.Forge, Lebanon, Interstate Sales)		23,559	9/22/2003
Texas		63,738	9/22/2003
Utah		18,143	9/2/2003
Utah		16,486	9/30/2003
Virginia Interstate Sales		310	9/22/2003
Virginia Leesburg		3,220	9/22/2003
Virginia Willliamsburg		18,787	9/22/2003
Wisconsin		2,731	9/22/2003
Total Sales & Use taxes paid		537,447
Property taxes		2,866
Other taxes		10,700
Total State and Local (1)	572,882	583,186
Total Taxes	$ 833,683	$ 836,476

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager